    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 10, 2000

________________________________________________________________________________


                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported):  March 3, 2000



                           INTERACTIVE NETWORK, INC.
             (Exact Name of Registrant as Specified in Its Charter)



                                   CALIFORNIA
                 (State or Other Jurisdiction of Incorporation)



              0-19579                                  94-3025019
       (Commission file Number)            (I.R.S. Employer Identification No.)

   1161 OLD COUNTY ROAD, BELMONT, CA                      94002
(Address of Principal Executive Offices)                (Zip Code)


                                 (650) 508-8793
              (Registrant's Telephone Number, Including Area Code)


                                With a copy to:
                            Robert S. Townsend, Esq.
                            Morrison & Foerster LLP
                               425 Market Street
                            San Francisco, CA  94105
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ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(b) On March 3, 2000, the Registrant engaged Marc Lumer & Company ("Lumer") as its independent auditors and the principal accountant to audit the Registrant's financial statements. Prior to such date, the Registrant had not engaged Lumer in any consultation.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Date:  March 9, 2000

                                      INTERACTIVE NETWORK, INC.


                                      By: /s/ Bruce Bauer
                                          ---------------------------------
                                          Bruce Bauer
                                          President and Chief Executive Officer